                                     BY-LAWS

                                       OF

                              Cinergy Canada, Inc.

                             Adopted: April 20, 2001

                                TABLE OF CONTENTS

Article 1 Offices

          Section 1.1 - Offices

Article 2 Shareholders' Meetings

          Section 2.1 - Annual and Special Meetings
          Section 2.2 - Notice of Annual Meeting
          Section 2.3 - Notice of Special Meeting
          Section 2.4 - Waiver of Notice
          Section 2.5 - Quorum
          Section 2.6 - Voting
          Section 2.7 - Written Resolution of Shareholders in Lieu of Meeting

Article 3 Directors

          Section 3.1 - Duties and Powers
          Section 3.2 - Election of Directors
          Section 3.3 - Meetings
          Section 3.4 - Quorum
          Section 3.5 - Actions of Board
          Section 3.6 - Meetings by Means of Conference Telephone
          Section 3.7 - Committees
          Section 3.8 - Compensation
          Section 3.9 - Contracts and Transactions Involving Directors

Article 4 Officers

          Section 4.1 - Officers
          Section 4.2 - Appointment, Terms, and Vacancies
          Section 4.3 - Chairman of the Board
          Section 4.4 - Chief Executive Officer
          Section 4.5 - President
          Section 4.6 - Vice Presidents
          Section 4.7 - Secretary
          Section 4.8 - Assistant Secretaries
          Section 4.9 - Treasurer
          Section 4.10 - Comptroller
          Section 4.11 - Other Officers

Article 5 shares of the corporation

          Section 5.1 - Form and Execution of Certificates
          Section 5.2 - Signatures
          Section 5.3 - Lost Certificates
          Section 5.4 - Transfers
          Section 5.5 - Record Date for Meetings
          Section 5.6 - Record Date Generally
          Section 5.7 - Beneficial Ownership Rights

Article 6 Notices

          Section 6.1 - Notices
          Section 6.2 - Waivers of Notice

Article 7 General Provisions

          Section 7.1 - Dividends
          Section 7.2 - Disbursements
          Section 7.3 - Fiscal Year
          Section 7.4 - Corporate Seal

Article 8 Indemnification

          Section 8.1 - Power to  Indemnify  in  Actions,  Suits or  Proceedings
               Other than Those By or in the Right of the Corporation
          Section 8.2 - Power to Indemnify in Actions,  Suits or  Proceedings By
               or in the Right of the Corporation
          Section 8.3 - Authorization of Indemnification
          Section 8.4 - Good Faith Defined
          Section 8.5 - Indemnification by a Court
          Section 8.6 - Expenses Payable in Advance
          Section 8.7 -  Nonexclusivity  of  Indemnification  and Advancement of
               Expenses
          Section 8.8 - Insurance
          Section 8.9 - Certain Definitions
          Section 8.10 - Survival of Indemnification and Advancement of Expenses
          Section 8.11 - Limitation on Indemnification
          Section 8.12 - Indemnification of Employees and Agents

Article 9 Amendments

          Section 9.1 - Amendments

Article 10 Miscellaneous

          Section 10.1 - Invalidity of any provisions of this By-law

Article 11 Interpretation

          Section 11.1 - Interpretation

                                     By-Laws

                                       Of

                              Cinergy Canada, Inc.

                     (hereinafter called the "Corporation")

                                   ARTICLE 1
                                    OFFICES

Section 1.1 -     Offices

     To the extent not otherwise provided in the Articles of Incorporation,  the principal  office of the  Corporation  shall be at 1100  Louisiana,  Suite 4900,
Houston,  TX 77002.  The  Corporation  may have such other offices at such other places as the Board of  Directors  may from  time to time  determine,  or as the business of the Corporation may require.

                                   ARTICLE 2
                             SHAREHOLDERS' MEETINGS

Section 2.1 -     Annual and Special Meetings

     Meetings of the shareholders  shall be held at such place within or outside of Alberta,  as  designated  by the Board of Directors  and  consented to by all shareholders  entitled  to  vote at  such  meeting.  An  annual  meeting  of the shareholders  shall be called  by the Board of  Directors  for the  election  of directors,  the consideration of the reports to be laid before the meeting,  and the  transaction of such other business as may be brought before the meeting not later than 15 months after the holding of the last preceding annual meeting. The
Board of Directors may at any time call a special meeting of the shareholders.

Section 2.2 -     Notice of Annual Meeting

     Notice of the annual meeting shall be given in writing to each  shareholder entitled  to vote  thereat,  at such  address as  appears on the  records of the
Corporation at least 21 days and not more than 50 days prior to the meeting.

Section 2.3 -     Notice of Special Meeting

     Notice  of a special  meeting,  in  writing,  stating  the time,  place and purpose thereof, shall be given to each shareholder entitled to vote thereat, at least 21 days and not more than 50 days prior to the meeting.

Section 2.4 -     Waiver of Notice

     Notice of any  meeting  of  shareholders  may be waived in any  manner by a shareholder  or any other person  entitled to attend a meeting of  shareholders.
Attendance,  unless such  attendance is for the express  purpose of objecting to the  transaction  of business on the  grounds  that the meeting is not  lawfully called, will operate as a waiver of notice.

Section 2.5 -     Quorum

     The holders of shares  entitling  them to exercise a majority of the voting power, or, if the vote is to be taken by classes,  the holders of shares of each class  entitling  them to exercise a majority of the voting power of that class, present  in  person  or by  proxy at any  meeting  of the  shareholders,  unless otherwise specified by statute, shall constitute a quorum.

     If,  however,  at any meeting of the  shareholders,  a quorum shall fail to attend in person  or by  proxy,  a  majority  in  interest  of the  shareholders attending  in  person  or by proxy at the time  and  place of such  meeting  may adjourn the meeting from time to time without further notice (unless the meeting has been  adjourned for over thirty  days),  other than by  announcement  at the meeting at which such  adjournment is taken,  until a quorum is present.  At any such adjourned  meeting at which a quorum shall be present,  any business may be transacted which might have been transacted at the meeting originally called.

Section 2.6 -     Voting

     At each  meeting  of the  shareholders,  except as  otherwise  provided  by statute or the  Articles of  Incorporation,  every holder of record of shares of the class or classes  entitled to vote at such meeting shall be entitled to vote in person or by proxy  appointed by an instrument in writing  subscribed by such shareholder  and bearing a date, not later than such time as expressly  provided by statute,  prior to said meeting unless some other definite period of validity shall be expressly provided therein.

     Each  shareholder  shall  have one (1) vote for each  share  having  voting power,  registered  in his or her name on the books of the  Corporation,  at the date fixed for  determination  of persons entitled to vote at the meeting or, if no date has been fixed, then as expressly provided by statute. (e.g., either the date of the meeting,  the date next  preceeding  the day of the meeting,  or any such similar governing time frame). Cumulative voting shall be permitted only as expressly provided by statute.

     At any meeting of  shareholders,  a list of shareholders  entitled to vote, alphabetically  arranged,  showing the number and classes of shares held by each on the date fixed for closing  the books  against  transfers  or the record date fixed as  here-in-before  provided  (or if no such date has been fixed,  then as here-in-before stated as expressly provided by statute) shall be produced on the request of any  shareholder,  and such list shall be prima facie evidence of the ownership of shares and of the right of  shareholders to vote, when certified by the Secretary or by the agent of the  Corporation  having charge of the transfer of shares.

Section 2.7 -     Written Resolution of Shareholders in Lieu of Meeting

     Any action required or permitted by statute, the Articles of Incorporation, or these By-Laws,  to be taken at any annual or special  meeting of shareholders of the  Corporation,  may be taken  without a meeting,  without prior notice and without a vote, if a written resolution in lieu of a meeting,  setting forth the action  so  taken,  shall be signed  by all the  shareholders  entitled  to vote thereon.  Any such  written  resolution  may be given  by one or any  number  of substantially  concurrent  written  instruments of  substantially  similar tenor signed by such shareholders, in person or by attorney or proxy duly appointed in writing,  and  filed  with the  records  of the  Corporation.  Any such  written resolution shall be effective as of the date specified therein.

                                   ARTICLE 3
                                   DIRECTORS

Section 3.1 -     Duties and Powers

     The  business and affairs of the  Corporation  shall be managed by or under the  direction of the Board of  Directors  which may exercise all such powers of the  Corporation  and do all such lawful acts and things as are not, by statute, the  Articles of  Incorporation,  or these  By-Laws,  directed or required to be exercised or done by the shareholders.

Section 3.2 -     Election of Directors

     Directors  shall be  elected  annually  by  shareholders  at  their  annual meeting,  in a manner  consistent  with  statute  and as  provided in Article 2,
Section 2.6 of these  By-Laws,  and each  director so elected  shall hold office until his/her successor is duly elected and qualifies,  or until his/her earlier resignation  or removal.  Any director may resign at any time upon notice to the
Corporation.  Directors need not be shareholders and shall fulfill the residency requirements  as and if provided by statute.  Any director may be removed at any time with or without cause by a majority vote of the  shareholders  at a special meeting, unless otherwise provided by statute.

Section 3.3 -     Meetings

     Regular meetings of the Board of Directors may be held at such time, place, and upon such notice as the Board of Directors may from time to time  determine.
Notice thereof stating the place, date and hour of the meeting shall be given to each director  either by mail (not less than  forty-eight  (48) hours before the date of the  meeting),  by telephone or telegram (on at least  twenty-four  (24)
hours' notice) or on such shorter  notice as the person or persons  calling such meeting may deem necessary or appropriate in the circumstances.

Section 3.4 -     Quorum

     Except  as may be  otherwise  specifically  provided  for by  statute,  the
Articles of  Incorporation  or these  By-Laws,  at all  meetings of the Board of
Directors, a majority of the entire Board of Directors shall constitute a quorum for the  transaction  of  business  and the act of a majority  of the  directors present at any meeting at which there is a quorum  shall be the act of the Board of  Directors.  If a quorum  shall not be present at any meeting of the Board of
Directors,  the directors  present  thereat may adjourn the meeting from time to time,  without  notice other than  announcement  at the meeting,  until a quorum shall be present.

Section 3.5 -     Actions of Board

     Unless  otherwise   provided  by  the  Articles  of  Incorporation  of  the
Corporation  or these By-Laws,  any action  required or permitted to be taken at any meeting of the Board of Directors,  or of any committee(s)  thereof,  may be taken  without a meeting,  if all the members of the Board of  Directors,  or of such  committee(s),  as the case may be,  resolve  thereto in  writing,  and the resolution is filed with the minutes of  proceedings  of the Board of Directors, or of such  committee(s),  of the  Corporation.  Any such written  resolution to action of the Board of Directors, or of such committee(s),  shall be effectuated by the signature of the member lastly consenting thereto in writing,  unless the resolution otherwise specified a prior or subsequent effective date.

Section 3.6 -     Meetings by Means of Conference Telephone

     Unless  otherwise  provided  by  these  By-Laws,  members  of the  Board of
Directors,  or any  committee(s)  thereof,  may  participate in a meeting of the
Board of Directors,  or of such committee(s),  as the case may be, by means of a conference telephone or similar  communications  equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.6 shall constitute presence in person at such meeting.

Section 3.7 -     Committees

     The Board of  Directors  may,  by  resolution  passed by a majority  of the entire Board of Directors, designate, from time to time as they may see fit, one or  more  committees,  each  such  committee  to  consist  of two or more of the directors of the  Corporation.  The Board of Directors may designate one or more directors as alternate  members of any such committee who may replace any absent or disqualified  member at any meeting of any such committee.  In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of  Directors  of an  alternate  member to  replace  the  absent or disqualified  member,  the member or members  thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may  unanimously  appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified  member. Each committee shall keep regular minutes and report to the Board of Directors when required.

Section 3.8 -     Compensation

     Each  director of the  Corporation  (other than  directors who are salaried officers  of the  Corporation  or any of its  affiliates)  shall be  entitled to receive as  compensation  for services such reasonable  compensation,  which may include pension,  disability and death benefits,  as may be determined from time to time by the Board of Directors.  Reasonable  compensation may also be paid to any person other than a director officially called to attend any such meeting.

Section 3.9 -     Contracts and Transactions Involving Directors

     No contract or transaction  between the  Corporation and one or more of its directors or officers,  or between the  Corporation  and any other  corporation, partnership,  association,  or other  organization  in which  one or more of its directors or officers are directors or officers,  or have a financial  interest, shall be void or voidable solely for this reason, or solely because the director or  officer is present at the  meeting of the Board of  Directors  or  committee thereof which  authorizes the contract or transaction if: (i) the material facts as to his/her or their  relationship  or interest in the contract or transaction are disclosed in writing to the  Corporation  or are entered into the minutes of the meeting of  directors  and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested  directors,  even though the  disinterested  directors be less than a quorum; or (ii) the material facts as to his/her or their relationship or interest  in the  contract  or  transaction  are  disclosed  in  writing  to the
Corporation or are entered into the minute of the meeting of directors,  and the contract or  transaction is  specifically  approved in good faith by vote of the shareholders. Interested directors may be counted in determining the presence of a  quorum  at a  meeting  of the  Board of  Directors  or of a  committee  which authorizes the contract or transaction.

                                   ARTICLE 4
                                    OFFICERS

Section 4.1 -     Officers

     The officers of the Corporation shall consist of a President,  a Secretary, and a Treasurer,  and may consist of a Chairman of the Board, a Chief  Executive
Officer,  a  Comptroller,  one or more Vice  Presidents,  one or more  Assistant
Secretaries,  and such other officers as the Board of Directors  shall from time to time deem  necessary.  Any number of offices may be held by the same  person, unless otherwise prohibited by statute, the Articles of Incorporation,  or these
By-Laws.

Section 4.2 -     Appointment, Terms, and Vacancies

     The Board of Directors, at its first meeting held after each annual meeting of shareholders of the Corporation (i.e., the annual organization meeting of the
Board of  Directors),  shall appoint the officers of the  Corporation  who shall hold their  offices  for such terms and shall  exercise  such powers and perform such  duties as shall be  determined  from time to time by the  board,  and such officers shall hold office until their  successors are chosen and shall qualify, or until their earlier resignation or removal from office. Any officer appointed by the Board of Directors may be removed at any time by the affirmative  vote of a majority of the Board of Directors. Any vacancy occurring in any office of the
Corporation shall be filled by the Board of Directors.

Section 4.3 -     Chairman of the Board

     The Chairman of the Board,  if there be one,  shall be a director and shall preside  at all  meetings  of the Board of  Directors  and,  in the  absence  or incapacity of the Chief  Executive  Officer and the  President,  meetings of the shareholders,  and shall,  subject to the board's direction and control,  be the board's  representative and medium of communication,  and shall have the general powers and duties as are  incident  to the office of  Chairman of the Board of a corporation.

Section 4.4 -     Chief Executive Officer

     The Chief Executive Officer, if there be one, shall preside at all meetings of the  shareholders  and, in the absence or  incapacity  of the Chairman of the
Board,  meetings of the Board of Directors.  The Chief  Executive  Officer shall from time to time report to the Board of Directors all matters within his or her knowledge which the interests of the Corporation may require be brought to their notice.  Where the offices of Chief Executive  Officer and President are held by different individuals, the President will report directly to the Chief Executive
Officer.

Section 4.5 -     President

     The  President  shall be the chief  operating  officer of the  Corporation, shall have  general and active  management  and  direction of the affairs of the
Corporation,  shall have  supervision of all  departments and of all officers of the  Corporation,  shall see that the  orders  and  resolutions  of the Board of
Directors,  or of any committee(s)  thereof,  are carried fully into effect, and shall have the general  powers and duties of  supervision  and management as are incident  to the  office  of  President  of a  corporation.  In the  absence  or incapacity of the Chief Executive Officer, the President shall also be the chief executive officer of the Corporation.

Section 4.6 -     Vice Presidents

     The Vice  Presidents  shall  perform  such duties as the Board of Directors shall from time to time require.  In the absence or incapacity of the President, the Vice  President  designated  by the  Board of  Directors  (including  by the
Chairman of the Board),  the Chief  Executive  Officer,  or the President  shall exercise the powers and duties of the President.

Section 4.7 -     Secretary

     The  Secretary  shall attend all meetings of the Board of Directors  and of the  shareholders of the Corporation,  and act as clerk thereof,  and record all votes and the minutes of all  proceedings in a book to be kept for that purpose, shall record all written  business  transactions,  shall perform like duties for the standing  committees  when  required,  and shall have the general powers and duties  as are  incident  to the  office  of  Secretary  of a  corporation.  The
Secretary shall give, or cause to be given, proper notice of all meetings of the shareholders and of the Board of Directors,  and shall perform such other duties as may be prescribed by the Board of Directors (including by the Chairman of the
Board), the Chief Executive Officer, or the President.  The Secretary shall have custody of the seal,  if there be one, of the  Corporation  and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any  instrument  requiring it and when so affixed,  it may be attested by the signature of the Secretary or by the signature of any such Assistant  Secretary.
(The Board of Directors may give general authority to any other officer to affix the seal of the  Corporation  and to attest the affixing by his/her  signature).
The Secretary shall see that all books,  reports,  statements,  certificates and other documents and records required by statute to be kept or filed are properly kept or filed, as the case may be.

Section 4.8 -     Assistant Secretaries

     At the request of the Secretary,  or in his or her absence or incapacity to act,  the  Assistant  Secretary  or, if there be more than  one,  the  Assistant
Secretary designated by the Secretary, shall perform the duties of the Secretary and when so  acting  shall  have all the  powers  of and be  subject  to all the restrictions  of the  Secretary.  The Assistant  Secretaries  shall perform such other  duties  as may  from  time to time be  assigned  to them by the  Board of
Directors (including by the Chairman of the Board), the Chief Executive Officer,
the President, or the Secretary.

Section 4.9 -     Treasurer

     The Treasurer shall be the financial officer of the Corporation, shall keep full and accurate  accounts of all  collections,  receipts and  disbursements in books belonging to the Corporation,  shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation,  in such  depositories as may be designated by the Board of Directors,  shall disburse the funds of the
Corporation  as may be  ordered  by the  Board of  Directors  (including  by the
Chairman of the Board),  the Chief Executive Officer,  or the President,  taking proper vouchers therefor, and shall render to the President, the Chief Executive
Officer,  the  Chairman  of the Board,  and/or  directors  at any meeting of the board,  or  whenever  they may  require  it,  and to the  annual  meeting of the shareholders,  an account of all his or her transactions as Treasurer and of the financial  condition of the  Corporation,  and shall have the general powers and duties as are incident to the office of Treasurer of a corporation.  If required by the Board of Directors,  the Treasurer shall give the Corporation a bond in a form and in such sum with  surety  as  shall  be  satisfactory  to the  Board of
Directors for the faithful performance of his or her duties as Treasurer and for the  restoration  to  the  Corporation,  in  the  case  of  his  or  her  death, resignation,  retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession, or under his or her control,  and belonging to the  Corporation.  The Treasurer shall perform such other duties as may be prescribed  by the Board of Directors  (including by the Chairman of the Board), the Chief Executive Officer, or the President.

Section 4.10 -    Comptroller

     The  Comptroller  shall have  control  over all accounts and records of the
Corporation pertaining to moneys, properties,  materials and supplies, and shall have executive direction over the bookkeeping and accounting functions and shall have the general  powers and duties as are incident to the office of comptroller of a  corporation.  The  Comptroller  shall  perform such other duties as may be prescribed  by the Board of Directors  (including by the Chairman of the Board), the Chief Executive Officer, the President, or a Vice President.

Section 4.11 -    Other Officers

     Such  other  officers  of the  Corporation  as the Board of  Directors  may
appoint  shall perform such duties and have such powers as from time to time may be assigned to them by the board.  The Board of  Directors  may  delegate to any other officer of the Corporation the power to appoint such other officers and to prescribe their respective duties and powers.

                                   ARTICLE 5
                            SHARES OF THE CORPORATION

Section 5.1 -     Form and Execution of Certificates

     The  certificates  for shares of the Corporation  shall be of such form and content,  not inconsistent  with statute and the Articles of  Incorporation,  as shall be  approved  by the  Board of  Directors.  Every  holder of shares in the
Corporation  shall be entitled to have a certificate  signed, in the name of the
Corporation,  by (i)  either the  Chairman  of the  Board,  the Chief  Executive
Officer,  the President or a Vice President and (ii) by any one of the following officers:  the  Secretary  or an  Assistant  Secretary  or the  Treasurer  or an
Assistant  Treasurer.  All certificates shall be consecutively  numbered in each class  of  shares.  The  name  and  address  of the  person  owning  the  shares represented  thereby,  with the number of shares and the date of issue, shall be entered on the Corporation's books.

Section 5.2 -     Signatures

     Any or all of the signatures on a certificate  may be a facsimile  thereof.
In case  any  officer,  transfer  agent or  registrar  who has  signed  or whose facsimile  signature has been placed upon a certificate  shall have ceased to be such officer,  transfer agent or registrar before such certificate is issued, it may be issued by the  Corporation  with the same  effect as if he/she  were such officer, transfer agent or registrar at the date of issue.

Section 5.3 -     Lost Certificates

     The Board of Directors may direct a new  certificate  to be issued in place of any certificate  theretofore  issued by the Corporation  alleged to have been lost,  stolen or destroyed,  upon the making of an affidavit of that fact by the person claiming the certificate of shares to be lost, stolen or destroyed.  When authorizing such issue of a new certificate,  the Board of Directors may, in its discretion  and as a condition  precedent to the issuance  thereof,  require the
owner  of  such  lost,  stolen  or  destroyed  certificate,   or  his/her  legal
representative,  to advertise  the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as  indemnity  against any claim that may be made against the  Corporation  with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 5.4 -     Transfers

     The shares of the Corporation  shall be transferable in the manner provided by statute,  the Articles of  Incorporation  and in these By-Laws.  Transfers of shares shall be made on the books of the Corporation only by the person named in the certificate or by his/her attorney lawfully  constituted in writing and upon the surrender of the certificate therefor,  which shall be canceled before a new certificate shall be issued.

Section 5.5 -     Record Date for Meetings

     In order that the  Corporation may determine the  shareholders  entitled to notice of or to vote at any meeting of shareholders or any adjournment  thereof, or entitled to express consent to corporate action in writing without a meeting, the Board of Directors  may fix, in advance,  a record date,  which shall not be more  than 50 days nor less  than 21 days  before  the date of such  meeting.  A determination  of  shareholders  of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 5.6 -     Record Date Generally

     In order that the  Corporation may determine the  shareholders  entitled to receive  payment  of a  dividend,  entitled  to  participate  in  a  liquidation distribution,  or for any other purpose except the right to receive notice of or to vote at a meeting, the Board of Directors may fix, in advance, a record date, which shall not be more than 50 days prior to any action.

Section 5.7 -     Beneficial Ownership Rights

     The  Corporation  shall be entitled to recognize the  exclusive  right of a person registered on its books as the owner of shares to receive dividends,  and to vote as such  owner,  and to hold liable for calls and  assessments  a person registered on its books as the owner of shares.

                                   ARTICLE 6
                                    NOTICES

Section 6.1 -     Notices

     Whenever a written notice or document is required by statute,  the Articles of Incorporation,  or these By-Laws to be given to any director, or shareholder, such notice or document may be given by mail,  addressed to each such person, at his/her  address as it appears on the records of the  Corporation,  with postage thereon  prepaid,  and such notice or document shall be deemed to be received by such director or  shareholder  at the time it would be delivered in the ordinary course of mail  unless  there are  reasonable  grounds  for  believing  that the director or shareholder did not receive the notice or document at the time or at all.

Section 6.2 -     Waivers of Notice

     Whenever any notice is required by statute,  the Articles of Incorporation, or  these  By-Laws  to be given  to any  director,  member  of a  committee,  or shareholder,  a waiver  thereof  in  writing,  signed by the  person or  persons entitled to said notice,  whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE 7
                               GENERAL PROVISIONS

Section 7.1 - Dividends

     Dividends  upon the shares of the  Corporation,  subject  to any  provision imposed by the Articles of Incorporation or the Business  Corporations  Act, may
be declared by the Board of Directors at any regular or special  meeting,  or by written consent to the action of the board without such  meeting(s),  and may be paid in cash, in property, or in shares of the capital shares. Before payment of any  dividend,  there  may be set  aside  out of any  funds  of the  Corporation available for dividends  such sum or sums as the Board of Directors from time to time, in its absolute discretion,  deems proper as a reserve or reserves to meet contingencies,  or for equalizing dividends, or for repairing or maintaining any property  of the  Corporation,  or for any  proper  purpose,  and the  Board  of
Directors may modify or abolish any such reserve.

Section 7.2 - Disbursements

     All  checks or  demands  for money  and notes of the  Corporation  shall be signed by such  officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 7.3 - Fiscal Year

     The fiscal year of the Corporation  shall begin on the first day of January and end on the thirty-first day of December each year.

Section 7.4 - Corporate Seal

     The seal of the Corporation (if there be one) shall have inscribed  thereon the name of the  Corporation.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                    ARTICLE 8
                                 INDEMNIFICATION

Section 8.1 - Power to Indemnify in Actions, Suits or Proceedings Other than Those By or in the Right of the
Corporation

     Subject  to  Section  8.3 of this  Article  8,  and the  provisions  of the
Business Corporations Act, the Corporation shall indemnify any person who was or is a party to or is threatened to be made a party to any threatened,  pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative  (other than an action by or in the right of the  Corporation)  by reason  of  the  fact  that  he/she  is or  was a  director  or  officer  of the
Corporation,  or is or was a director or officer of the  Corporation  serving at the request of the  Corporation  as a director or officer,  employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement  actually and  reasonably  incurred by him/her in connection with such action,  suit or proceeding,  if he/she acted in good faith and in a manner he/she  reasonably  believed to be in the best  interests of the
Corporation,  and,  with respect to any criminal  action or  proceeding,  had no reasonable cause to believe his/her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction,  shall not, of itself,  create a presumption  that the person did not act in good faith and in a manner which he/she reasonably  believed to be in or not opposed to the best interests of the  Corporation  and, with respect to any criminal  action or proceeding, had reasonable cause to believe that his/her conduct was unlawful.

Section 8.2 - Power to Indemnify in Actions,  Suits or  Proceedings By or in the
     Right of the Corporation

     Subject  to  Section  8.3 of this  Article  8,  and the  provisions  of the
Business Corporations Act and with the approval of the Court of Queen's Bench of
Alberta,  the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened,  pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason  of  the  fact  that  he/she  is or  was a  director  or  officer  of the
Corporation,  or is or was a director or officer of the  Corporation  serving at the  request of the  Corporation  as a director,  officer,  employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other  enterprise  against  expenses  (including  attorneys'  fees) actually and reasonably  incurred by him/her in connection  with the defense or settlement of such  action  or suit if  he/she  acted in good  faith  and in a  manner  he/she reasonably believed to be in the best interests of the Corporation;  except that no indemnification  shall be made in respect of any claim, issue or matter as to which such  person  shall have been  adjudged  to be liable  for  negligence  or misconduct in the  performance  of his/her duty to the  Corporation,  unless and only to the extent that the court in which such action or suit was brought shall determine upon  application  that,  despite the adjudication of liability but in view of all the  circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 8.3 - Authorization of Indemnification

     Any indemnification  under this Article 8 (unless ordered by a court) shall be made by the  Corporation  only as  authorized  in the  specific  case  upon a determination  that  indemnification of the director or officer is proper in the circumstances  because  he/she has met the  applicable  standard  of conduct set forth  in  Section  8.1 or  Section  8.2 of this  Article  8,  and the  Business
Corporations  Act, as the case may be. Such  determination  shall be made (i) by the Board of Directors by a majority  vote of a quorum  consisting  of directors who were not  parties  to such  action,  suit or  proceeding,  or (ii) if such a quorum is not  obtainable,  or,  even if  obtainable  a quorum of  disinterested directors so directs,  by  independent  legal counsel in a written  opinion,  or
(iii) by the shareholders. To the extent, however, that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or
matter  therein,   he/she  shall  be  indemnified  against  expenses  (including attorneys'  fees)  actually  and  reasonably  incurred by him/her in  connection therewith, without the necessity of authorization in the specific case.

     Any  determination  made by the  disinterested  directors or by independent legal counsel under this section  shall be promptly  communicated  to the person who  threatened  or  brought  the  action  or  suit  by or in the  right  of the
Corporation  under  Section 8.1 and 8.2 of this Article 8, and,  within ten days after  receipt  of such  notification,  such  persons  shall  have the  right to petition  the court (at  courts'  discretion)  in which such  action or suit was brought to review the reasonableness of such determination.

Section 8.4 - Good Faith Defined

     For purposes of any  determination  under  Section 8.3 of this Article 8, a person  shall be  deemed  to have  acted in good  faith  and in a manner  he/she reasonably  believed  to be in or not  opposed  to  the  best  interests  of the
Corporation,  or, with respect to any criminal action or proceeding, to have had no reasonable  cause to believe his/her conduct was unlawful,  if his/her action is based on the  records  or books of  account  of the  Corporation  or  another enterprise,  or on  information  supplied  to  him/her  by the  officers  of the
Corporation  or  another  enterprise  in the course of their  duties,  or on the advice  of  legal  counsel  for the  Corporation  or  another  enterprise  or on information  or records  given or  reports  made to the  Corporation  or another enterprise by an independent certified public accountant,  or by an appraiser or other  expert  selected  with  reasonable  care by the  Corporation  or  another enterprise. The term "another enterprise" as used in this Section 8.4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other  enterprise  of which such person is or was serving at the request of the Corporation as a director,  officer, employee or agent. The provisions of this  Section 8.4 shall not be deemed to be exclusive or to limit in any way the circumstances  in  which a  person  may be  deemed  to have  met the  applicable standard of conduct set forth in Sections  8.1 or 8.2 of this  Article 8, as the case may be.

Section 8.5 - Indemnification by a Court

     Notwithstanding  any  contrary  determination  in the  specific  case under
Section  8.3  of  this  Article  8,  and  notwithstanding  the  absence  of  any determination  thereunder,  any  director  or officer  may apply to any court of competent  jurisdiction  in the Province of Alberta for  indemnification  to the extent otherwise  permissible  under Sections 8.1 and 8.2 of this Article 8. The basis of such  indemnification by a court shall be a determination by such court that  indemnification  of the director or officer is proper in the circumstances because he/she has met the applicable standards of conduct set forth in Sections
8.1  or 8.2 of  this  Article  8,  as  the  case  may  be.  Neither  a  contrary determination  in the specific  case under Section 8.3 of this Article 8 nor the absence of any  determination  thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any  applicable  standard  of  conduct.  Notice of any  application  for indemnification  pursuant to this Section 8.5 shall be given to the  Corporation promptly  upon the filing of such  application.  If  successful,  in whole or in part, the director or officer seeking  indemnification shall also be entitled to be paid the expense of prosecuting such application.

Section 8.6 - Expenses Payable in Advance

     Expenses  incurred by a director or officer in defending or investigating a threatened  or  pending  action,  suit  or  proceeding  shall  be  paid  by  the
Corporation  in  advance  of the  final  disposition  of  such  action,  suit or proceeding  upon receipt of an  undertaking  by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he/she is not entitled to be indemnified by the  Corporation as authorized in this Article
8.

Section 8.7 - Nonexclusivity of Indemnification and Advancement of Expenses

     The  indemnification  and  advancement  of expenses  provided by or granted pursuant to this Article 8 and the Business Corporations Act shall not be deemed exclusive  of any  other  rights  to  which  those  seeking  indemnification  or advancement  of expenses  may be  entitled  under any other  provision  of these
By-Laws,  or  similarly  entitled  under  any  agreement,   contract,   vote  of
shareholders or disinterested directors, or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his/her official  capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that  indemnification of the persons specified in Sections 8.1 and 8.2 of this Article 8 shall be made to the fullest extent permitted by statute.  The provisions of this Article 8 shall not be deemed to preclude the  indemnification of any person who is not specified in
Sections 8.1 or 8.2 of this Article 8, but whom the Corporation has the power or obligation to indemnify under the provisions of the Business  Corporations  Act, or otherwise.

Section 8.8 - Insurance

     The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation,  or is or was a director or officer of the  Corporation  serving at the request of the  Corporation  as a director, officer, employee or agent of another corporation,  partnership, joint venture,  trust, employee benefit plan or other enterprise against any liability asserted  against  him/her  and  incurred  by him/her in any such  capacity,  or arising out of his/her status as such, except where his or her liability relates to his or her failure to act  honestly and in good faith with a view to the best interests of the Corporation or another entity where he or she is or was serving at the request of the Corporation.

Section 8.9 - Certain Definitions

     For  purposes of this  Article 8,  references  to "the  Corporation"  shall include, in addition to the resulting corporation,  any constituent  corporation
(including  any  constituent of a constituent)  absorbed in a  consolidation  or merger which, if its separate existence had continued,  would have had power and authority to indemnify its  directors or officers,  so that any person who is or was a  director  or  officer  of such  constituent  corporation,  or is or was a director or officer of such  constituent  corporation  serving at the request of such  constituent  corporation  as a  director,  officer,  employee  or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise,  shall stand in the same position under the provisions of this
Article 8 with respect to the resulting or surviving corporation as he/she would have with respect to such constituent  corporation if its separate existence had continued.  For purposes of this Article 8,  references to "fines" shall include any excise taxes assessed on a person with respect to an employee  benefit plan;
and references to "serving at the request of the Corporation"  shall include any service as a  director,  officer,  employee  or agent of the  Corporation  which imposes  duties on, or  involves  services  by, such  director  or officer  with respect to an employee  benefit plan, its participants or  beneficiaries;  and a person who acted in good faith and in a manner he/she reasonably  believed to be in the best  interests  of the  participants  and  beneficiaries  of an employee benefit  plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation", as referred to in this Article 8.

Section 8.10 - Survival of Indemnification and Advancement of Expenses.

     The  indemnification  and  advancement of expenses  provided by, or granted pursuant to, this Article 8 shall,  unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs,  executors and administrators of such a person.

Section 8. 11 - Limitation on Indemnification

     Notwithstanding  anything  contained  in this  Article  8 to the  contrary, except for  proceedings  to enforce  rights to  indemnification  (which shall be governed by Section 8.5  hereof),  the  Corporation  shall not be  obligated  to indemnify  any  director or officer in  connection  with a  proceeding  (or part thereof)  initiated by such person unless such  proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

     Subject to any  provision  imposed by the  Business  Corporations  Act, the
Corporation shall indemnify a director who was wholly  successful,  on merits or otherwise, in the defense of any proceedings to which he/she was a party because he/she was a director of the Corporation against reasonable expenses incurred by him/her in connection with the proceeding.

Section 8.12 - Indemnification of Employees and Agents

     The  Corporation  may,  to the extent  authorized  from time to time by the
Board of Directors,  provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation,  similar to those conferred in this Article 8 to directors and officers of the Corporation.

                                    ARTICLE 9
                                   AMENDMENTS

Section 9.1 - Amendments

     These By-Laws may be altered,  amended or repealed, in whole or in part, or new By-Laws may be adopted by a majority vote of the Board of  Directors,  which shall then be submitted to the shareholders at the next meeting of shareholders, and the shareholders may, by ordinary resolution,  confirm,  reject or amend the
By-laws.

                                   ARTICLE 10
                                  MISCELLANEOUS

Section 10.1 - Invalidity of any provisions of these By-laws

     The invalidity or  unenforceability of any provision of these By-laws shall not affect the validity or enforceability  of the remaining  provisions of these
By-laws.

                                   ARTICLE 11
                                 INTERPRETATION

Section 11.1 - Interpretation

     In this By-law and all other By-laws of the Corporation words importing the singular  number only shall include the plural and vice versa;  words  importing the  masculine  gender  shall  include the feminine  and neuter  genders;  words importing persons shall include an individual,  partnership,  association,  body corporate,  executor,  administrator or legal  representative  and any number or aggregate of persons;  "articles"  include the original or restated  articles of incorporation,  articles of  amendment,  articles of  amalgamation,  articles of continuance, articles of reorganization, articles of arrangement and articles of revival and includes an amendment to any of them;  "board"  shall mean the board of directors of the Corporation;  and the "Business Corporations Act" shall mean the Business Corporations Act, Revised Statutes of Alberta 1981, Chapter B-15 as
amended  from  time to  time  or any  Act  that  may  hereafter  be  substituted therefore.

                   DATED effective the 20th day of April 2001.

                                                  ------------------
                                                  Michael J. Cyrus,
                                                  President

                                                  --------------------
                                                  Jerome A. Vennemann,
                                                  Secretary

     RESOLVED:  that all of the directors of Cinergy Canada, Inc. do hereby make the foregoing By-laws a by-law of the said Corporation.

     The  undersigned,  being all of the directors of Cinergy Canada,  Inc. (the
"Corporation"),   hereby  sign,  pursuant  to  Section  11(2)  of  the  Business
Corporations  Act  (Alberta),  the foregoing  resolution  making these By-laws a by-law of the said Corporation.

                   DATED effective the 20th day of April 2001.

                                                 ---------------------
                                                 Michael J. Cyrus

                                                 ---------------------
                                                 Clifford D. Johnson

     RESOLVED:  that the foregoing  By-laws of Cinergy  Canada Inc. be and it is hereby confirmed.

     The undersigned, being all of the shareholders of Cinergy Canada, Inc. (the
"Corporation"),  hereby  sign,  pursuant  to  Section  136(1)  of  the  Business
Corporations Act (Alberta),  the foregoing resolution  confirming the By-laws of the said Corporation.

                   DATED effective the 20th day of April 2001.

                                          Cinergy Capital & Trading, Inc.

                                          Per: ________________________

                                          Per: ________________________